UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Shelton Greater China Fund
(Exact name of registrant as specified in charter)

44 Montgomery Street, Suite 2100
San Francisco, CA 94104
 (Address of principal executive offices) (Zip code)

Teresa Axelson
44 Montgomery Street, Suite 2100
San Francisco, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 955-9988.

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS

Table of Contents	December 31, 2011

Portfolio Manager Commentary	1
Historical Performances	1
About Your Fund's Expenses	2
Top Holdings and Sector Breakdown	2
Portfolio of Investments	3
Statement of Assets & Liabilities	5
Statement of Operations	6
Statement of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Additional Information	12
Report of Independent Registered Public Accounting Firm	13
Information Concerning Trustees and Officers	14

Portfolio Manager Commentary (Unaudited)	December 31, 2011

Market Review

The Greater China stock market suffered from a sharp decline in June as the market experienced a free fall in the first three weeks of that month with the index falling over 8% at one point before it rebounded in the final week and ended the month with a loss of 4.6%. Significant capital outflow from the Greater China region contributed to the decline as developments outside the region (such as a weaker than expected US economic recovery, the end of the US Fed’s second quantitative easing, and the European debt crisis) greatly reduced investor risk appetite in emerging market stocks. Domestically, rising Chinese inflation coupled with deteriorating macroeconomic fundamental numbers increased the fear of an economic hard-landing among investors. However, the market started to stage a rebound towards the end of the month as concern about a Greek debt default began to ease, while the Chinese Premier Wen Jiabao reassured the market that China’s effort to stem its inflation had worked.

During the third quarter of (July – September) 2011, the Greater China equities market experienced the worst quarterly decline in three years since the last global financial crisis in 2008, when the MSCI Greater China index plunged 23%. The European debt crisis, the fear of a double-dip US economic recession, and the S&P downgrade of US sovereign credit rating, led to a rapid decline in global investor risk appetite for emerging market equities, which resulted in a huge capital outflow from the Greater China region in favor of the less risky US dollar assets, mainly US treasury bonds. Finally, the Greater China markets, especially the Hong Kong market, experienced the worst of both worlds. On the one hand it reflected the economic and financial deterioration of the US and Europe. On the other hand, it suffered from issues in China, particularly the stubbornly high inflation and the credit or liquidity crunch of many Chinese enterprises.

Fund Performance

A series of portfolio activities since Nikko AM assumed the management of the Fund in mid-June resulted in non-characteristic patterns and a higher level of portfolio turnover than normal. First, the initial portfolio rebalancing in mid-June 2011 to reposition the Fund as a Greater China portfolio rather than a Taiwan focus portfolio resulted in shifting about two-thirds of the Fund assets from Taiwan to Hong Kong listed stocks. Secondly and unexpectedly, the Greater China stock market, the Hong Kong listed stocks in particular, rapidly deteriorated into a stock market crisis and a collapse of investor sentiment during the third quarter due to the corporate governance and accounting issues and the deepening European sovereign debt problem. To protect Fund assets, Nikko AM decided to change the portfolio strategy to a very conservative and defensive one which resulted in reshuffling of stock holdings from the long-term growth stocks to the shorter-term defensive plays. Shortly after the decision to move to the conservative/defensive position the market suddenly reversed and strongly rebounded in early October on signs of European debt crisis dissipation. After the rebound, Nikko AM decided to again adjust portfolio strategy and repositioned the Fund to a less defensive posture. As a result of this second repositioning that brought the Fund back to its current somewhat ‘defensive bias’, the portfolio turnover in October was higher than normal. However, portfolio trading activities decreased sharply from November 2011 as the Fund is repositioned more broadly to accommodate even the unexpected market volatility and a more gradual approach to longer term portfolio selection is adopted to cope with the market environment full of uncertainty this year.

Market themes and long term thinking

The biggest theme in China that would shape the China story in the long term is China’s transformation of its growth model from one which relies on export or external demand and manufacturing to one driven by domestic consumption and service industries. The current 12th 5-year plan (2011-2015) aims at effecting this transformation which involves several major structural themes, namely, regional development rebalancing, upgrading traditional manufacturing sectors, developing strategic new industries, promoting energy saving and environmental protection, and development of the service sector. This long-term structural change offers huge investment opportunities in China’s next phase of development, and the Fund is waiting for signs of these new industries to take off when government finalizes its policy details, lays the regulatory framework, and diverts financial resources to flow into the new industries. In the next 3 to 5 years Nikko AM expects to find growth in the structural growth sectors such as equipment or automation, new energy and energy saving, environmental protection, services, and logistics.

Fung Kwok On
Head of China Fund Management Team/Chief Portfolio Manager
December 31, 2011

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2011

Average Annual Total Returns
for years ended 12/31/11*
Fund/Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)
Shelton Greater China Fund	-24.72%	-3.04%	1.30%

MSCI Golden Dragon Index	-18.67%	1.29%	7.33%

*
Past performance does not predict future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance figures stated above include the period during which the Fund operated as a closed-end company and the Fund may incur additional expenses as an open-end company.

About Your Fund’s Expenses (Unaudited)	December 31, 2011

The Fund adviser, Shelton Capital Management (“SCM”), believes it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from the date the Fund became an open-end investment company on October 10, 2011 to the end of the fiscal year December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1000 (for example, an $8,600 account value divided by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund does not charge any sales charges. There is a redemption or exchange fee of 2% for all shares of the Fund purchased on or after October 10, 2011 that are held 90 days or less from the date of purchase, and for all shares of the Fund purchased prior to October 10, 2011 that are held 90 days or less from October 10, 2011.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about a Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value October 10, 2011 (in U.S. Dollars)	Ending Account Value December 31, 2011 (in U.S. Dollars)	Expenses Paid During Period* (in U.S. Dollars)
Actual	$1,000	$1,034	$4.05
Hypothetical (5% return before expenses)	$1,000	$1,011	$4.00

*
Expenses are equal to the Fund’s net annual expense ratio of 1.75% (SCM contractually reimburses expenses to the extent total annual fund operating expenses with the exception of extraordinary expenses exceed the net expense ratio of 1.75% from October 10, 2011 to October 9, 2012) , multiplied by the average account value over the period, multiplied by 83 days divided by 365 days to reflect the period when the fund is organized as an open-end management company.

Top Holdings and Sector Breakdowns (Unaudited)	December 31, 2011

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Taiwan Semiconductor Manufacturing Co Ltd	$3,255,112	6.6%
2	China Mobile Ltd	2,443,154	5.0%
3	Industrial & Commercial Bank of China	1,483,918	3.0%
4	AIA Group Ltd	1,248,938	2.5%
5	PetroChina Co Ltd	1,245,075	2.5%
6	China Life Insurance Co Ltd	1,236,062	2.5%
7	CNOOC Ltd	1,223,959	2.5%
8	China Unicom Hong Kong Ltd	946,746	1.9%
9	China Petroleum & Chemical Corp	946,746	1.9%
10	Hong Kong & China Gas Co Ltd	927,047	1.9%

Shelton Greater China Fund	Portfolio of Investments (Expressed in U.S. Dollars)	12/31/2011

Company	Shares	Value (Note 2)
Common Stock (98.31%)

Basic Materials (3.59%)
Chemicals (3.59%)
China BlueChemical Ltd	600,000	$454,253
Formosa Chemicals & Fibre Corp	150,897	398,186
Formosa Plastics Corp	200,271	534,426
Nan Ya Plastics Corp	200,968	398,896
		1,785,761

Total Basic Materials		1,785,761

Communications (15.10%)
Internet (1.21%)
Tencent Holdings Ltd	30,000	602,967

Telecommunications (13.89%)
China Mobile Ltd	250,000	2,443,154
China Telecom Corp Ltd	600,000	341,462
China Unicom Hong Kong Ltd	450,000	946,746
Chunghwa Telecom Co Ltd	200,000	660,524
Compal Communications Inc	300,000	450,807
HTC Corp	52,561	862,737
Taiwan Mobile Co Ltd	135,000	420,886
ZTE Corp	250,000	783,805
		6,910,121

Total Communications		7,513,088

Consumer, Cyclical (8.55%)
Auto Parts & Equipment (1.58%)
Tong Yang Industry Co Ltd	200,000	214,670
Xinyi Glass Holdings Ltd	1,000,000	574,254
		788,924

Home Furnishings (0.36%)
Haier Electronics Group Co Ltd*	200,000	178,971

Lodging (1.68%)
Formosa International Hotels Corp	8,217	106,379
Sands China Ltd*	200,000	565,241
SJM Holdings Ltd	100,000	163,263
		834,883

Retail (4.93%)
Belle International Holdings Ltd	200,000	348,673
Daphne International Holdings Ltd	200,000	222,749
Emperor Watch & Jewellery Ltd	1,500,000	187,341
Giordano International Ltd	500,000	362,449
Luk Fook Holdings International Ltd	70,000	244,251
President Chain Store Corp	100,445	547,357
Sa Sa International Holdings Ltd	300,000	166,096
Sun Art Retail Group Ltd*	300,000	375,068
		2,453,984

Total Consumer, Cyclical		4,256,762

Consumer, Non-Cyclical (7.39%)
Beverages (0.33%)
Silver Base Group Holdings Ltd	200,000	162,233

Cosmetics/Personal Care (1.16%)
Vinda International Holdings Ltd	450,000	577,666

Food (4.27%)
China Mengniu Dairy Co Ltd	250,000	584,554
Standard Foods Corp	280,500	852,274
Uni-President Enterprises Corp	130,000	189,983
Want Want China Holdings Ltd	500,000	498,931
		2,125,742

Healthcare (1.06%)
St Shine Optical Co Ltd	50,000	528,419

Pharmaceuticals (0.57%)
TTY Biopharm Co Ltd	100,000	282,044

Total Consumer, Non-Cyclical		3,676,104

Diversified (2.78%)
Holding Companies (2.78%)
Dah Chong Hong Holdings Ltd	300,000	353,436
Hutchison Whampoa Ltd	80,000	670,049
Swire Pacific Ltd	30,000	362,128
		1,385,613

Total Diversified		1,385,613

Energy (8.89%)
Coal (1.74%)
China Shenhua Energy Co Ltd	200,000	867,819

Oil & Gas (7.15%)
China Petroleum & Chemical Corp	900,000	946,746
CNOOC Ltd	700,000	1,223,959
Kunlun Energy Co Ltd	100,000	142,405
PetroChina Co Ltd	1,000,000	1,245,075
		3,558,185

Total Energy		4,426,004

Financial (22.26%)
Banks (6.78%)
Bank of China Ltd	1,500,000	552,365
BOC Hong Kong Holdings Ltd	300,000	710,736
Chang Hwa Commercial Bank	500,000	271,640
Hang Seng Bank Ltd	30,000	355,947
Industrial & Commercial Bank of China	2,500,000	1,483,918
		3,374,606

Diversified Financial Services (4.36%)
Chinatrust Financial Holding Co Ltd	1,071,965	669,115
Fubon Financial Holding Co Ltd	500,224	529,482
Hong Kong Exchanges and Clearing Ltd	30,000	479,360
Mega Financial Holding Co Ltd	500,000	333,565
Yuanta Financial Holding Co Ltd*	306,691	156,490
		2,168,012

Insurance (7.22%)
AIA Group Ltd	400,000	1,248,938
China Life Insurance Co Ltd	500,000	1,236,062
China Pacific Insurance Group Co Ltd	100,000	284,552
PICC Property & Casualty Co Ltd	220,000	297,427
Ping An Insurance Group Co	80,000	527,387
		3,594,366

Real Estate (3.90%)
Hang Lung Properties Ltd	100,000	284,552
Hysan Development Co Ltd	50,000	164,165
Link REIT	200,000	736,487
Sun Hung Kai Properties Ltd	60,000	752,067
		1,937,271

Total Financial		11,074,255

See accompanying notes to financial statements.

Shelton Greater China Fund	Portfolio of Investments (Expressed in U.S. Dollars) (Continued)	12/31/2011

Company	Shares	Value (Note 2)
Industrial (12.93%)
Building Materials (0.76%)
Anhui Conch Cement Co Ltd	50,000	$148,392
Taiwan Cement Corp	200,000	231,183
		379,575

Electrical Components & Equipments (0.60%)
Dongfang Electric Corp Ltd	100,000	296,140

Electronics (6.54%)
AAC Technologies Holdings Inc	400,000	898,205
AU Optronics Corp	1,000,000	429,340
Hon Hai Precision Industry Co Ltd	300,399	822,454
Radiant Opto-Electronics Corp	100,000	285,677
Silitech Technology Corp	500	1,133
Taiwan Surface Mounting Technology Co Ltd	300,000	591,499
TC Interconnect Holdings Ltd	1,000,000	226,611
		3,254,919

Engineering & Construction (2.32%)
Cheung Kong Infrastructure Holdings Ltd	100,000	585,842
China State Construction International Holdings Ltd	800,000	567,559
		1,153,401

Machinery-Diversified (2.71%)
First Tractor Co Ltd	800,000	748,848
Shanghai Electric Group Co Ltd	1,300,000	600,906
		1,349,754

Total Industrial		6,433,789

Technology (10.55%)
Computers (1.00%)
Asustek Computer Inc	70,000	498,200

Semiconductors (9.01%)
Chipbond Technology Corp	506,000	492,982
MediaTek Inc	80,044	733,585
Taiwan Semiconductor Manufacturing Co Ltd	1,300,284	3,255,112
		4,481,679

Software (0.54%)
Kingdee International Software Group Co Ltd	1,000,000	269,101

Total Technology		5,248,980

Utilities (6.27%)
Electric (3.20%)
CLP Holdings Ltd	100,000	850,436
Power Assets Holdings Ltd	100,000	739,706
		1,590,142

Gas (3.07%)
Beijing Enterprises Holdings Ltd	100,000	600,005
Hong Kong & China Gas Co Ltd	400,000	927,047
		1,527,052

Total Utilities		3,117,194

Total Common Stock (Cost $51,208,101)		48,917,550

Short-Term Investments (0.48%)
Time Deposit (0.48%)
HSBC Bank USA, Grand Cayman, 0.03%, Due 1/03/12		$239,970

Total Short-Term Investments (Cost $239,970)		239,970

Total Investments (Cost $51,448,071) (a) (98.79%)		49,157,520
Other Net Assets (1.21%)		601,984
Net Assets (100.00%)		$49,759,504

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $52,786,575.

At December 31, 2011, unrealized appreciation (depreciation) of securities is as follows:

Net unrealized depreciation	$(3,629,055)

See accompanying notes to financial statements.

Shelton Greater China Fund Statement of Assets and Liabilities (Expressed in U.S. Dollars) December 31, 2011

Assets
Investments in securities, at value (Note 2)
Common stock (cost $51,208,101)	$48,917,550
Sweep money fund (cost $239,970)	239,970
Total investment in securities at value (cost $51,448,071)	49,157,520

Foreign cash (cost $775,979)	776,712
Dividend receivable	34,793
Total assets	49,969,025

Liabilities
Payable for fund shares repurchased (net of redemption fees)	12,554
Payable to investment advisor (Note 3)	54,159
Accrued administration fees (Note 3)	5,368
Accrued expenses	137,440
Total liabilities	209,521

Net assets	$49,759,504

Net assets consist of
Paid-in capital	$109,874,903
Accumulated net investment income (loss)	(2,101,785)
Accumulated net realized loss	(15,229,495)
Unrealized net depreciation of investments and foreign currency	(2,289,731)
Cumulative translation adjustment	(40,494,388)
Net assets	$49,759,504

Shares outstanding ($0.001 per share par value, unlimited shares authorized)	8,214,946

Net asset value per share	$6.06

See accompanying notes to financial statements.

Shelton Greater China Fund Statement of Operations (Expressed in U.S. Dollars) For the Year Ended December 31, 2011

Investment income
Interest income	$232
Dividend income (net of foreign tax $228,598) (Note 1h)	1,083,676
Total investment income	1,083,908

Expenses
Management fees (Note 3)	938,508
Legal, audit, and compliance fees (Note 3, 6)	470,667
Printing (Note 6)	248,620
Consulting fees (Note 6)	225,000
Trustees fees	142,428
Administration fees (Note 3)	123,272
Custodian fees (Note 4)	113,719
Insurance (Note 6)	129,487
Transfer agent fees (Note 5)	9,132
Registration	6,800
Accounting services (Note 5)	6,014
Other expenses (Note 6)	72,871
Total expenses	2,486,518
Net investment loss	(1,402,610)

Realized and unrealized gain (loss) on investments and foreign currencies (Note 1d)
Net realized gain (loss) on:
Investments	7,039,166
Foreign currency transactions	(73,623)
Net realized gain	6,965,543
Net change in unrealized depreciation on:
Investments	(20,091,174)
Translation of assets and liabilities in foreign currencies	(5,526,653)
Net change in unrealized depreciation	(25,617,827)

Net realized and unrealized gain (loss) on investments and foreign currencies	(18,652,284)
Net decrease in net assets resulting from operations	$(20,054,894)

See accompanying notes to financial statements.

Shelton Greater China Fund Statements of Changes in Net Assets (Expressed in U.S. Dollars) December 31, 2011

	Year Ended December 31, 2011			Year Ended December 31, 2010
Operations
Net investment loss		$(1,402,610)			$(479,828)
Net realized gain on investments and foreign currency transactions		6,965,543			2,193,019
Net change in unrealized appreciation (depreciation) on and translation of assets and liabilities in foreign currencies		(25,617,827)			7,384,797
Net increase (decrease) in net assets resulting from operations		(20,054,894)			9,097,988

Capital share transactions (Note 8)
Cost of semi-annual repurchase offer		(4,048,345)			(8,060,115)
Decrease in net assets resulting from capital share transactions		(11,767,208)			—
Total capital share transactions		(15,815,553)			(8,060,115)
Net increase (decrease) in net assets		(35,870,447)			1,037,873

Net assets
Beginning of year		85,629,951			84,592,078
End of year		$49,759,504			$85,629,951
Including undistributed net investment income (loss) of:		$(2,101,785)			$62,906,097

Transactions in the Fund's shares	Shares	Value		Shares	Value
Shares sold	70,774	$436,907		—	$—
Shares repurchased	(2,495,371)	(16,252,460	)(a)	(1,149,424)	(8,060,115)
Net decrease	(2,424,597)	$(15,815,553)		(1,149,424)	$(8,060,115)

(a)	Net of redemption fees of $177,657

See accompanying notes to financial statements.

Shelton Greater China Fund Financial Highlights (Expressed in U.S. Dollars) For a Share Outstanding Throughout Each Year

	Year Ended December 31
	2011		2010	2009	2008	2007
Net asset value, beginning of year	$8.05		$7.18	$3.81	$8.02	$7.07

Income from investment operations:
Net investment income (loss)(a)	(0.14)		(0.04)	(0.03)	0.15	0.02
Net gain (loss) on securities and translation of foreign currencies (both realized and unrealized)	(1.88)		0.90	3.39	(4.37)	0.91
Total from investment operations	(2.02)		0.86	3.36	(4.22)	0.93

Capital stock transactions:
Share tender offer/repurchase	0.01		0.01 (a)	0.01 (a)	0.01 (a)	0.02 (a)
Paid-in capital from redemption fee	0.02	(a)	—	—	—	—
Total from capital stock transactions	0.03		0.01	0.01	0.01	0.02

Net asset value, end of year	$6.06		$8.05	$7.18	$3.81	$8.02

Total investment return (based on net asset value)	(24.72	)%(b)	12.12%	88.45%	(52.49)%	13.44%
Total investment return (based on market price)	N/A		19.50%	80.18%	(51.18)%	9.38%

Ratios and supplemental data
Net assets, end of year (in 000's)	$49,760		$85,630	$84,592	$49,720	$116,031
Ratio of expenses to average net assets	3.33	%(d)	3.15%	2.80%	2.37%	2.30%
Ratio of net investment income (loss) to average net assets	(1.88)%		(0.61)%	(0.64)%	2.29%	0.28%
Portfolio turnover	206	%(c)	5%	11%	22%	26%

(a)	Calculated based upon average shares outstanding.
(b)
2011 investment return based on the Fund’s closed-end fund market price return of -22.89% from the period of January 1, 2011 to October 7, 2011 and open-end fund NAV return of -2.10% from the period of October 10, 2011 to December 31, 2011 is -20.26%.

(c)
Effective June 13, 2011, the Fund expanded its primary geographic scope from the Republic of China (“Taiwan”) to the Greater China regions (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China) and has subsequently increased trading in the Greater China region. Portfolio turnover is high during the transition period and is not an indicator of future turnover rate.

(d)	Ratio of extraordinary expenses to average net assets is 0.80% (Note 6). Ratio of expenses to average net assets excluding impact of extraordinary fees is 2.53%.

See accompanying notes to financial statements.

Shelton Greater China Fund	Notes to Financial Statements	December 31, 2011

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Shelton Greater China Fund (the “Fund” or the “Trust”), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund, formerly the Taiwan Greater China Fund, is a Massachusetts business trust formed in July 1988 and was previously registered with the U.S. Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company. The Trust commenced operations in May 1989 as the R.O.C. Taiwan Fund. The R.O.C. Taiwan Fund changed its name to the Taiwan Greater China Fund on December 29, 2003 and the change became effective on the New York Stock Exchange on January 2, 2004.

As previously required by the Trust’s declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion. Because the Trust’s shares traded at an average discount to NAV of more than 10% for the 12-week period ended December 4, 2009, the Trust’s shareholders were asked to consider the conversion of the Trust to an open-end investment company at the Trust’s 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”).

On May 27, 2011, shareholders of the Taiwan Greater China Fund voted to approve Shelton Capital Management (“Shelton Capital” or the “Adviser”), an institutional investment management firm based in San Francisco and Nikko Asset Management Co., Ltd. (“Nikko AM”),  an investment management company headquartered in Tokyo, as the Trust’s investment adviser and sub-adviser, respectively. Shareholders also voted to approve the Fund’s conversion from a closed-end investment company to an open-end investment company in 2011. Shelton Capital became the Fund’s investment adviser on June 12, 2011. Shareholders also voted to approve an amendment to the investment objective and an investment policy of the Trust to expand the primary geographic scope of the Trust’s investments from the Republic of China to the Greater China region. As a result, the Taiwan Greater China Fund changed its name to the Shelton Greater China Fund, effective as of June 13, 2011.

As a result of the shareholders approval to convert the Fund from a closed-end investment company to an open-end investment company, on August 4, 2011, the Trust filed a Registration Statement on Form N-1A in connection with registering its shares for a continuous offering as an open-end fund. On October 10, 2011, Shelton Greater China Fund converted from a closed-end investment company to an open-end investment company.

(a) Basis of Presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

(b) Federal Income Taxes – No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatments applicable to regulated investment companies under the Internal Revenue Code and to distribute all of its taxable income to shareholders. Capital loss carryforwards as of December 31, 2011, available to offset future capital gains, if any, are as follows:

The Trust had $14,621,992 of capital loss carryforward as of December 31, 2011. The capital loss carryforward may be used to offset future capital gains generated by the Trust, and if unused, $3,691,414 of such loss will expire on December 31, 2013 and $10,930,578 of such loss will expire on December 31, 2017. The Trust had $4,360,449 of unutilized capital loss carryforward expire as of December 31, 2011.

In accordance with federal income tax regulations, the Trust expects to elect to defer currency losses of $10,676 and capital losses of $1,360,108, realized on investment transactions from November 1, 2011 through December 31, 2011 and treat them as arising during the fiscal year ending December 31, 2012 for U.S. federal income tax purposes.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several rules impacting the Fund. In general, the provisions of the Act are effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses and the ability to retain the tax character of capital losses generated after the enactment of the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryovers.

Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses and the tax deferral of losses on wash sales. For the year ended December 31, 2011, permanent differences resulting from different book and tax accounting for net operating losses, differing treatments of the Trust’s gains from the disposition of passive foreign investment company shares, expiring capital loss carryforward, post-October capital losses, cumulative translation adjustments, as well as the nondeductibility of net operating losses for differences U.S. federal income tax purposes, have been reclassified to paid-in capital, undistributed net investment income/loss and accumulated realized gain/loss as follows:

Increase of paid-in capital	$59,171,200
Increase of undistributed net investment income (loss)	(63,605,272)
Increase of accumulated gain (loss)	4,434,072
Cumulative translation adjustment	45,902
Unrealized depreciation of investments and foreign currency	(45,902)

As of December 31, 2011, the components of distributable earnings and accumulated gains/losses on a tax basis were as follows:

Undistributed net investment income	$—
Accumulated losses	(15,992,776)
Other unrealized foreign exchange gains	820
Unrealized depreciation	(3,629,055)
Total accumulated earnings (losses)	$(19,621,011)

(c) Foreign Taxes — The Republic of China levies a tax at the rate of 20% on cash dividends and interest and 20% based on par value of stock dividends received by the Trust on investments in the Republic of China securities. The People’s Republic of China levies a tax at the rate of 10% on cash dividends and interest. A securities transaction tax of 0.3% of the fair value of stocks sold or transferred in Republic of China securities is levied.

(d) Accounting for Uncertainty in Income Taxes — The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(e) Security Transactions, Investment Income, Income and Distributions to Shareholders — Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. For the year ended December 31, 2011, there was no distribution made to shareholders.

(f) Foreign currency translation — The Fund has historically maintained an election to be treated as a qualified business unit (QBU) whose functional currency is the New Taiwan Dollars (“NT$”) since substantially all of the Fund’s securities transactions were denominated in NT$. During 2011, the Fund expanded its primary geographic scope of investments to the Greater China regions and converted from a closed-end investment company to an open-end investment company with shareholders’ transactions conducted in United States dollars (“USD”). Substantially, the Trust income is earned in NT$ and Hong Kong dollars (“HKD”) and its expenses are partially paid in USD, NT$ and HKD. The cost and market value of securities, currency holdings, and other assets

Shelton Greater China Fund	Notes to Financial Statements – (Continued)	December 31, 2011

and liabilities that are denominated in NT$ and HKD are reported in the accompanying financial statements after translation into USD at the end of the year. At December 31, 2011, the exchange rates to USD 1.00 were NT$30.279 and HKD7.767. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations. The Fund has elected to discontinue the QBU election as of December 31, 2011.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(g) Concentration — The Trust concentrates its investments in publicly traded equities issued by corporations located in China, Hong Kong, Taiwan, or Singapore. The portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the economies of those countries than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in NT$ and HKD, changes in the relationships of the NT$ and the HKD to the USD may also significantly affect the value of the investments and the earnings of the Trust.

(h) Use of Estimates in Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results may differ from those estimates.

NOTE 2 – SECURITY VALUATION

Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at NAV or at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

Fair Value Measurements and disclosures — in May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.

ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy; quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the air value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities at December 31, 2011 using the fair value hierarchy:

	Level 1(b)	Level 2(b)	Level 3(b)	Total
Investments, in securities	$48,917,550	$—	$—	$48,917,550
Common Stocks (a)	239,970	—	—	239,970
Total investments in securities	$49,157,520	$—	$—	$49,157,520

(a)	For a detailed breakout of common stocks by major industry classification, please refer to the Portfolio of Investments.

(b)	There were no transfers in or out of Level 1, Level 2 and Level 3 during the year ended December 31, 2011.

NOTE 3 – INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust entered into an advisory agreement with Nanking Road Capital Management, LLC (“NRC”) on October 1, 2007, which was replaced by Shelton Capital on June 12, 2011. Pursuant to its advisory agreement with the Trust, Shelton Capital is responsible for supervising investments of the Trust, and makes available all services needed for the management, administration and operation of the Trust. The Trust pays Shelton Capital (and paid NRC) a fee at the per annum rate of 1.25% of the NAV of the Trust’s assets. Shelton Capital entered into a sub-advisory agreement with Nikko AM on June 12, 2011.

Brown Brothers Harriman & Co. (“BBH”) provided administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations until the contract expired on October 7, 2011. Since October 10, 2011, Shelton Capital provides administrative services for the Trust. As compensation for administrative duties not covered by the advisory agreement, Shelton Capital received an administration fee based on asset held by the Trust at rate of 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on assets over $1 billion.

Certain officers and trustees of the Trust are also affiliated with Shelton Capital. Teresa Axelson has served as the Chief Compliance Officer (“CCO”) of the Trust since November 2011. Ms. Axelson is also employed by Shelton Capital, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of her salary allocated to her duties as the CCO of the Trust and Shelton Capital was reimbursed by the Trust for this portion of her salary.

NOTE 4 – CUSTODIAN FEE

Brown Brothers Harriman & Co. (“BBH”) has provided custodian services for the Trust since October 2004. A new fee schedule was effective October 10, 2011 with similar terms as previous agreement and a monthly minimum fee of $4,167.

NOTE 5 – TRANSFER AGENT FEES AND ACCOUNTING SERVICES EXPENSE

ALPS Fund Services Inc. provides fund accounting and transfer agency services for the Trust effective October 10, 2011.

Shelton Greater China Fund	Notes to Financial Statements – (Continued)	December 31, 2011

NOTE 6 – EXTRAORDINARY FEES

The Trust incurred fees arising from the 2010 Annual Shareholder Meeting held in May 27, 2011 that are not projected to reoccur in 2012. These extraordinary fees are expenses due to the change in investment adviser, the conversion of the Fund from a closed-end to an open-end Fund, and the 2010 Annual Shareholder Meeting. The Trust incurred a total of $295,280 in legal fees, $75,936 in printing expenses, $225,000 in management consulting fees, $70,488 in insurance coverage, and $14,546 from other expenses.

NOTE 7 – INVESTMENTS IN SECURITIES

For the year ended December 31, 2011, aggregate purchases and sales of securities, excluding short-term investments, were $150,422,860 and $168,197,244, respectively.

NOTE 8 – CAPITAL SHARE TRANSACTIONS

The Trust when organized as a closed-end investment company, adopted an interval fund structure pursuant to which it makes semi-annual repurchase offers of its shares of beneficial interest.

In June 2010, the Trust accepted 589,448 shares for payment at a price of $6.34 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 21, 2010, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2010, the Trust accepted 559,976 shares for payment at a price of $7.72 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on December 16, 2010, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In June 2011, the Trust accepted 531,977 shares for payment at a price of $7.61 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi- annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 17, 2011, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares. This semi-annual repurchase offer program ended in October 2011.

The Trust operated as a closed-end management investment company until October 10, 2011. Shareholders approved conversion of the Fund from a closed-end to an open-end management investment company at a conversion ratio of 1:1 based on the Trust’s net asset value (“NAV”) of $6.13 on October 7, 2011. The Trust issues its shares of beneficial interest, $0.001 per share par value of the Fund. The Trust last traded at $5.86 on the New York Stock Exchange on September 30, 2011 and commenced trading on the Nasdaq Stock Market at its NAV of $6.19 on October 10, 2011. For shares of the Fund owned on or purchased on or after October 10, 2011 held less than 90 days from the date of purchase, a 2% redemption or exchange fee was charged.

NOTE 9 – OTHER ANNOUNCEMENTS

Effective January 12, 2011, Mr. Pedro Pablo Kuczynski resigned from his position as Trustee and Chairman of the Board. The Board subsequently elected Mr. Fredrick C. Copeland, Jr. as Chairman of the Board and formally reduced the size of the Board to five members. In connection with the election of directors at the 2010 Annual Meeting, the size of the Board was increased to six as of May 27, 2011. Effective as of June 10, 2011, Mr. Stephen C. Rogers replaced Mr. Copeland as the Chairman of the Board, and the size of the Board was increased to seven members.

The Trust’s engagement with KPMG LLP terminated on June 15, 2011. Effective as of June 20, 2011, the Trust engaged Tait, Weller & Baker LLP to perform audit, tax and non-audit related services for the Fund going forward.

The audit reports of KPMG LLP on the Fund’s financial statements as of and for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the two fiscal years ended December 31, 2010 and 2009 and the subsequent interim period through June 15, 2011, there were no reportable events or disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference in connection with their opinion to the subject matter of the disagreements.

NOTE 10 – SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events through the date the Financial Statements were issued.

Nikko AM’s portfolio manager is anticipated to move from the Tokyo office to the Hong Kong office in the first half of 2012.

Shelton Greater China Fund	Additional Information (Unaudited)	December 31, 2011

Adviser and Sub-adviser

Stephen C. Rogers joined Shelton Capital in 1993. He served as Administrative Officer from 1994-1997, Chief Operating Officer from 1997 to 1999, and serves as Chief Executive Officer from 1999 to present. Mr. Rogers is also the equity fund portfolio manager of the Shelton Funds at Shelton Capital Management, a dba of CCM Partners. Mr. Rogers earned a BA from the University of Iowa in 1988 and earned his MBA from the University of California at Berkeley in 2000.

Mr. Fung Kwok On has served as the portfolio manager of the Fund since June 2011. Mr. Fung has been the team leader and the chief portfolio manager of the China Fund Management Team at Nikko AM since 2009 and prior to that was the chief portfolio manager of the China Fund Management Team since 2005. Other positions he has held include vice president with HSBC Private Bank in 2004 and investment Manager with Credit Agricole Asset Management in 1995. Mr. Fung earned a BA from International Christian University in 1986 and earned his MBA from the Columbia Business School in 1991.

New York Stock Exchange Certification

In 2010 and 2011, the Trust’s Chief Executive Officer provided to the New York Stock Exchange (the “NYSE”) the annual CEO certification regarding the Trust’s compliance with the NYSE’s Corporate Governance listing standards, pursuant to Section 303.A of the NYSE Listed Company Manual, after Annual Meeting of Shareholders, which occurred on May 27, 2011, stating that he was unaware of any violations of such listing standards.

The Fund terminated its listing on New York Stock Exchange on October 7, 2011 as the Fund converted from closed-end investment company to open-end investment company. The Fund has since traded on NASDAQ under trade symbol SGCFX.

Proxy Voting Policy

The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc., unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Board. A more detailed description of those policies is available on the SEC’s website at www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2011 is available on the SEC’s website.

Portfolio Holdings

The Fund holdings shown in this report are as of December 31, 2011. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1(800) SEC-0330.

Portfolio holdings will be made available by the Fund’s administrator as of the month end, calendar quarter end, and fiscal quarter end by releasing the information to rating agencies. Shareholders may contact the Fund at (800) 955-9988 for a copy of this report.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Shelton Greater China Fund
San Francisco, California

We have audited the accompanying statement of assets and liabilities of Shelton Greater China Fund (the “Fund”), including the portfolio of investments, as of December 31, 2011 and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets for the year ended December 31, 2010 and the financial highlights for each of the four years in the period ended December 31, 2010 have been audited by other auditors, whose opinion dated February 28, 2011 expressed an unqualified opinion on such financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmations of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shelton Greater China Fund as of December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2012

Information Concerning Trustees and Officers (Unaudited)

Name (Year or Birth) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Positions with Affiliated Persons of the Trust	Other Business Experience and Other Directorships Held
Non-Interested Trustees
Edward B. Collins (1942) 765 Market Street Suite 31A San Francisco, CA 94103	Trustee and Audit Committee Member	Trustee since 2000	Member, General Partner, ChinaVest V, LLC and Chairman and Chief Executive Officer, ChinaVest, Inc. (venture capital investment), since prior to 2006	N/A
Chairman and Director, Branded Sprits, Ltd., 2009-present; Director, Oclaro, Inc. since May 2008; Chairman and Director, Medio Stream, Inc. since 2001; Director, California Bank of Commerce, since 2006; Partner, McCutchen Doyle, Brown & Enersen (international law firm), 1988-1995

Frederick C. Copeland, Jr. (1941) 11 Deer Ridge Road Avon, CT 06001	Trustee, Chairman, Chief Executive Officer April to June 2011	Trustee since May 2004, Chairman of the Board from January to June 2011 and Chief Executive Officer from April to June 2011	Vice Chairman, Director, Chairman of the Executive Committee, Far East National Bank, since prior to 2006; Chairman and Chief Executive Officer, Far East National Bank, 2008-2009	N/A
Director, Mercantile Commercial Bank Holding, since 2008; Director, Mercantile Commercial Bank, since 2007; Principal, Deer Ridge Associates, LLC (financial consulting), 2001-2006; President, Chief Executive Officer and Chief Operating Officer, Aetna International (insurance), 1995-2001; Executive Vice President, Aetna, Inc. (insurance), 1997-2001; Chairman, President and Chief Executive Officer, Fleet Bank, N.A., 1993-1995; President and Chief Executive Officer, Citibank Canada Ltd., 1987-1993; Taiwan Country Head, Citibank, 1983-1987

Kevin T. Kogler (1966) P.O. Box 387 San Francisco, CA 94104	Trustee, Audit Committee Member November 2011	Trustee since June 2011	Principal, Roberson Piper Software Group, since 2006	Trustee, Shelton Funds, since 2006, 12 portfolios overseen
Experience in investment banking, and technology industry; M.B.A.; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003-2006; Director, Technology Investment Banking, Salomon Smith Barney, 2001-2002; Vice President, Technology Investment Banking, CS First Boston / Donaldson Lufkin & Jenrette, 1997-2001; Associate, PaineWebber, Inc., 1995-1997

James W. Miller, Jr. (1966) P.O. Box 387 San Francisco, CA 94104	Trustee	Trustee since June 2011	Director, RREEF, since 2006	Trustee, Shelton Funds, since 2006, 12 portfolios overseen
Experience in real estate in both law and business; J.D.; Executive Vice President, Jones Lang LaSalle Americas, Inc., 1999-2006; Associate, Orrick Herrington & Sutcliffe LLP (law firm), 1996-1999; Associate, Gordon & Rees LLP (law firm), 1992-1993

Robert P. Parker (1941) 275 Battery Street Suite 2400 San Francisco, CA 94111	Trustee	Trustee since 1998; Chairman from February to July 2004	Chairman, Parker Price Venture Capital, Inc., since prior to 2006	N/A	Director, NexFlash Technologies, Inc., 2001-2005; Partner, McCutchen, Doyle, Brown & Enersen (international law firm), 1988-1997
Steven H. Sutro (1969) P.O. Box 387 San Francisco, CA 94104	Trustee, Audit Committee Member November 2011	Trustee since June 2011	Partner, Duane Morris LLP (law firm), since prior to 2006	Trustee, Shelton Funds, since 2006, 12 portfolios overseen	Experience in law and securities regulations; J.D; Associate, Duane Morris LLP (law firm), 2000-2002; Associate, Hancock Rothert & Bunshoft LLP (law firm), 1994-1999

Information Concerning Trustees and Officers (Unaudited) (Continued)

Name (Year or Birth) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Positions with Affiliated Persons of the Trust	Other Business Experience and Other Directorships Held
Interested Trustee
Stephen R. Rogers (1966) P.O. Box 387 San Francisco, CA 94104	Trustee, Chairman, Chief Executive Officer, and Secretary	Trustee, Chairman, Chief Executive Officer, and Secretary since June 2011; Interim Chief Compliance Officer July 2011	Chief Executive Officer, Shelton Capital Management since prior to 2006; Portfolio Manager and President of the Shelton Funds, since prior to 2006	President, Secretary, Chairman & Trustee, Shelton Funds, since 1998	Chief Executive Officer, ETS Spreads since 2008
Officers
Teresa Axelson (1947) P.O. Box 387 San Francisco, CA 94104	Chief Compliance Officer	Chief Compliance Officer since November 2011	Vice President-Secretary, Chief Compliance Officer, Securities Management and Research, Inc., SM&R Investments, Inc. and American National Investment Inc. 1968-2010	Chief Compliance Officer since November 2011 for Shelton Capital Management.	N/A
William Mock (1966) P.O. Box 387 San Francisco, CA 94104	Treasurer	Treasurer since June 2011	Portfolio Manager, Shelton Capital Management, since 2010; Portfolio Manager, ETS Spreads since 2007	Treasurer, Shelton Funds, since 2010	Head Trader, TKI Capital Management 2003-2006

ITEM 2. CODE OF ETHICS.

(a)
As of the fiscal year ended December 31, 2011 (the “Reporting Period”), the registrant has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(c)	The registrant adopted the adviser’s code of ethics at time of acquisition.
(d)	Not applicable
(e)	Not applicable
(f)
Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	As of the end of the Reporting Period, Registrant does not have a named audit committee financial expert serving on its audit committee.
(a)(3)
Since April 2011, no single independent trustee meets the criteria of "audit committee financial expert". The Board has determined that the collective skills of the audit committee members are sufficient to satisfy the requirements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for fiscal years ended December 31, 2010 and December 31, 2011 for professional services rendered for the audit of the annual financial statements or services provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years.

	12/31/10	12/31/11
Audit Fees	$68,000	$88,000
Audit-Related Fees	9,000	14,250
Tax Fees *	32,300	33,000
All Other Fees	0	0
Total	$109,300	$135,250

*
Tax Fees consist of the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning and specifically include fees for review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and tax advice regarding tax qualification.

(e)(1)
In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.  The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.
(f)	N/A
(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the fiscal years ended December 31, 2011 and December 31, 2010 are $0 and $0, respectively.

(h)
There were no non-audit services rendered to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the adviser that provide on-going services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members are: Edward B. Collins (Chairman), Stephen H. Sutro, and Kevin T. Kogler.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed as Exhibit 12(a)(1) to this Form N-CSR.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 12(a)(2) to this Form N-CSR.
(b)
Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Shelton Greater China Fund

By	/s/ Stephen C. Rogers
Stephen C. Rogers, President
Date: March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, President
Date: March 6, 2012

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: March 6, 2012